SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 2000
                                                   ----------------


                          SYNTHONICS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
          (State or other jurisdiction of Incorporation or organization


       000-24109                                            87-032620
------------------------                               -------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)


                          31324 Via Collins, Suite 106
                       Westlake Village, California 91362
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (818) 707-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants.

     (a) Previous Independent Public Accountants.

     Effective October 1, 2000, Synthonics Technologies, Inc., a Delaware corporation (the "Registrant") dismissed Ernst & Young LLP ("E&Y") as its independent public accountants. The Board of Directors of the Registrant approved this action.

     During the past fiscal year and through October 1, 2000, the date of dismissal there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement(s) in its reports.

     E&Y audited the consolidated balance sheets of the Registrant at December 31, 1999, and the related statements of operations, stockholders' equity and cash flows, for the fiscal years ended December 31, 1999 (collectively, the "Financial Statements"). E&Y's reports on the Financial Statements did not contain an adverse opinion or disclaimer of opinion, and with the exception of a "Going Concern" qualification because of the lack of material operations of the Registrant on the dates of the above referenced Financial Statements, were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Registrant provided E&Y with a copy of the above statements, and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether E&Y agrees with such statements. A copy of the letter of E&Y to the Commission, dated October 10, 2000, is filed as an exhibit to this current report on Form 8-K/A.

     (b) New Independent Public Accountants.

     Effective May 12, 2000, the Registrant engaged the accounting firm of HJ & Associates, LLC, as independent public accountants of the Registrant.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits.
          --------

          16.2 Letter of Ernst & Young LLP, dated May 23, 2001 to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                  SYNTHONICS TECHNOLOGIES, INC.
                                                  (Registrant)




                                                  /S/ Charles S. Palm
Date: May 23, 2001                                -----------------------------
                                                  By:  Charles S. Palm
                                                  Its: President  and CEO

                                  Exhibit 16.2
                                  ------------

Ernst & Young LLP
Certified Public Accountants

October 10, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:  Synthonics Technologies, Inc.
     Commission File No. 0-24109


Gentlemen:

     We have read Item 4 of Form 8-K/A dated May 23, 2001, of Synthonics Technologies, Inc., and are in agreement with the statements contained in paragraph 2, 3 and 4 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very Truly Yours,


Ernst & Young LLP